GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the General New York Municipal Bond Fund, Inc. for the six-month period ended April 30, 1998. During this period, your Fund produced a total return, including share price changes and dividend income generated, of 2.97%* and an annualized tax-free distribution rate per share of 4.76%.**
Economic Review
      The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964, and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of a robust economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
      Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: In the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia, which have suppressed worldwide demand for commodities, particularly oil.
      Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation, and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on our economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U.S. economy. The surge in domestic spending has masked the full effect of the fall in Asian demand for U.S. products, but our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Indications that our economy may be starting to slow may also be causing the Fed's reluctance to raise short-term interest rates.
      The production side of the economy has remained robust. Factory utilization is high, production rates strong, and although exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.
Market Environment
      Since our last letter, the bond market has turned in a strong performance. As illustrated by the long-term Treasury Bond, rates moved from 6.32% in early October to 5.69% during January, as concern over the effect of the Asian crisis sent investors to the safe harbor of the Treasury market. The municipal market participated in this price rally, although not to the same degree. As a result, municipals have remained attractive when compared to Treasuries. Subsequently, the focus, temporarily, moved away from the Asian problem as many assumed that some stability was returning to those markets. This resulted in some weakness in the fixed-income markets, which moved into a trading range that saw Treasury bond yields climb above 6% before they recovered to lower levels.
      This favorable environment brought a record level of financings into the municipal market. Budget surpluses are not occurring in the Federal government alone: Many states and municipalities have seen dramatic changes in their economies with better fiscal management and strong tax receipts enhancing their bottom lines. With interest rates remaining at relatively low levels, municipalities can be expected to issue refunding obligations to replace their higher interest cost, previously issued bonds with new issues paying lower interest rates. Refundings, along with the issuance of "new-money" bonds, can easily swell the calendar of new issues, temporarily necessitating price adjustments in order to attract buyers.
The Portfolio
      The New York market was clearly a beneficiary of the record issuance that was brought to market over the past six months. As supply increased, we were given opportunities to enhance yield, spread and quality. Issues that, in the past, would command a premium to the general market are now trading on national levels. An ongoing problem for state-specific funds is finding investment diversity. The issuance of $3 billion in bonds by the Long Island Power Authority provided the market with a new name and the largest single issuance of tax-exempt debt in history. The success of such a large issue clearly indicates how much ongoing demand is in the municipal market. We continue to look for opportunities that will enhance the portfolio's yield, and when weakness in the market presents itself, we have found value in the discount sector. The improvement in the New York State economy has resulted in credit rating improvements for the State and its appropriated debt, as well as for New York City. The portfolio has seen this upgrade translated into higher prices for the numerous State and City issues that it holds. Although we believe the Fed will remain on hold over the next several months, it is possible that we have seen the low point in rates for the foreseeable future.
      Included with this report are financial statements relating to your Fund's holding and its financial condition. We hope you find them informative.
                                  Very truly yours,

                          [Richard J. Moynihan signature logo]

                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 18, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-New York residents
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                     APRIL 30, 1998 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments-100.0%                                                               Amount          Value
                                                                                                  _____________ _____________
New York-95.4%
Albany Industrial Development Agency:
  IDR (Hampton Plaza Project) 6.25%, 3/15/2018..............................                      $   5,600,000 $   5,809,552
  LR:
    (New York State Assembly Building Project) 7.75%, 1/1/2010..............                          3,515,000     3,800,875
    (New York State Department of Health Building Project) 7.25%, 10/1/2010.                          1,740,000     1,957,413
Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)
  7.875%, 10/1/2000.........................................................                            739,732       766,614
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank, Prerefunded 5/1/2002) (a, b).........                          2,400,000     2,646,648
Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue
  6.125%, 6/1/2009..........................................................                          1,350,000     1,398,330
Jefferson County Industrial Development Agency, SWDR
  (Champion International Corp.) 7.20%, 12/1/2020...........................                          2,000,000     2,195,900
Metropolitan Transportation Authority, Transportation Facilities Revenue:
  6%, 7/1/2016 (Insured; FSA)...............................................                          5,000,000     5,336,850
  Refunding (Service Contract) 5.375%, 7/1/2021.............................                          3,000,000     2,947,110
New York City:
  7.65%, 2/1/2006 (Prerefunded 2/1/2002) (b)................................                            180,000       202,630
  7%, 10/1/2008 (Prerefunded 10/1/2002) (b).................................                          1,750,000     1,953,263
  6.375%, 8/15/2012 (Prerefunded 8/15/2005) (b).............................                          3,395,000     3,709,129
  5.875%, 8/15/2013.........................................................                          3,300,000     3,460,215
  5.875%, 8/15/2016.........................................................                          2,715,000     2,839,564
  5.25%, 8/1/2017...........................................................                          5,000,000     4,910,450
  Refunding:
    6%, 8/1/2016............................................................                          4,000,000     4,235,160
    6%, 8/1/2017............................................................                          2,000,000     2,121,020
    6%, 8/1/2021............................................................                          6,000,000     6,363,060
    6.125%, 8/1/2025........................................................                          5,000,000     5,366,900
New York City Industrial Development Agency:
  Civic Facility Revenue (YMCA of Greater New York Project) 5.80%, 8/1/2016.                          1,500,000     1,551,750
  IDR (Brooklyn Navy Yard Cogen Partners) 5.65%, 10/1/2028..................                          6,000,000     5,965,140
  Special Facility Revenue:
    (Northwest Airlines, Inc.) 6%, 6/1/2027.................................                          1,300,000     1,358,292
    (Terminal One Group Association Project) 6%, 1/1/2019...................                          3,000,000     3,136,440
    (United Airlines, Inc. Project) 5.65%, 10/1/2032........................                          2,000,000     2,009,920
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue
  6%, 6/15/2025 (Prerefunded 6/15/2005) (b).................................                          9,750,000     10,675,372
New York State, GO:
  5.70%, 3/15/2013..........................................................                          2,000,000     2,086,900
  Crossover Refunding 6.125%, 11/15/2012....................................                          5,000,000     5,360,500
New York State Dormitory Authority, Revenues:
  Consolidated City University Systems:
    5.75%, 7/1/2013.........................................................                         10,005,000    10,506,851
    5.625%, 7/1/2016........................................................                          2,500,000     2,599,775

General New York Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                              April 30, 1998 (Unaudited)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  _____________ _____________
New York (continued)
New York State Dormitory Authority, Revenues (continued):
  Consolidated City University Systems (continued):
    5.75%, 7/1/2018.........................................................                     $    2,500,000 $   2,638,150
  Department of Health:
    5.75%, 7/1/2017.........................................................                          5,240,000     5,365,131
    (Roswell Park Cancer) 6.625%, 7/1/2024 (Prerefunded 7/1/2005) (b).......                          2,700,000     3,077,460
  Refunding (Mental Health Services Facility) 6%, 8/15/2021.................                          1,750,000     1,834,858
  State University Educational Facilities:
    5.50%, 5/15/2013........................................................                          1,500,000     1,560,840
    5.875%, 5/15/2017.......................................................                          2,060,000     2,226,736
    5%, 5/15/2020 (Insured; MBIA)...........................................                          3,000,000     2,879,970
    4.75%, 5/15/2025 (Insured; MBIA)........................................                          2,400,000     2,198,544
    6%, 5/15/2025 (Prerefunded 5/15/2005) (b)...............................                          3,825,000     4,210,407
  WK Nursing Home Corp. 6.05%, 2/1/2026 (Insured; FHA)......................                          5,000,000     5,260,850
New York State Energy Research and Development Authority:
  Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2022........                          3,435,000     3,761,634
  Facilities Revenue (Consolidated Edison Co. of New York, Inc. Project) 7.125%, 12/1/2029            2,000,000     2,261,160
  Gas Facilities Revenue (Brooklyn Union Gas Co. Project) 6.368%, 4/1/2020..                          5,000,000     5,561,100
New York State Environmental Facilities Corp.:
  PCR:
    (Pilgrim State Sewer Project) 6.30%, 3/15/2016..........................                          5,200,000     5,749,744
    (State Water Revolving Fund) 7.25%, 6/15/2010...........................                            150,000       164,407
  Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024                          2,000,000     2,123,840
New York State Housing Finance Agency, Revenue:
  LooseStrife Fields Apartments and Fairway Manor 6.75%, 11/15/2036 (Insured; FHA)                    5,945,000     6,415,131
  Multi-Family Housing, Second Mortgage 6.625%, 8/15/2012...................                          2,500,000     2,653,175
  Refunding:
    Health Facilities 6%, 11/1/2007.........................................                          6,000,000     6,449,460
    (Housing Mortgage Project) 6.10%, 11/1/2015 (Insured; FSA)..............                          2,000,000     2,160,060
  Service Contract Obligation:
    6%, 9/15/2016...........................................................                          8,675,000     9,090,706
    6%, 3/15/2026...........................................................                          6,645,000      6,968,811
    Refunding:
      5.25%, 3/15/2011......................................................                          2,000,000     1,998,020
      5.50%, 9/15/2018......................................................                          6,000,000     6,004,740
New York State Local Government Assistance Corp., Refunding
  4.75%, 4/1/2015 (Insured; MBIA)...........................................                          3,000,000     2,833,050
New York State Medical Care Facilities Finance Agency, Revenue:
  Hospital & Nursing Home Insured Mortgage:
    6.20%, 8/15/2013 (Insured; FHA).........................................                          3,000,000     3,190,860
    6.125%, 2/15/2015.......................................................                          5,170,000     5,518,561
    (Shorefront, St. Lukes and Waterfront Nursing Homes) 6.85%, 2/15/2012 (Insured; FHA)              3,000,000     3,252,000
  Improvement (Mental Health Services Facilities) 6.50%, 2/15/2019..........                          5,290,000     5,695,214
  Long Term Health Care (Insured Program) 6.45%, 11/1/2010 (Insured; FSA)...                          4,705,000     5,118,617

General New York Municipal Bond Fund, Inc.
Statement of Investments (continued)                                                               April 30, 1998 (Unaudited)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                  _____________ _____________
New York (continued)
New York State Mortgage Agency, Homeowner Revenue:
  6%, 4/1/2017..............................................................                      $   2,000,000  $  2,119,940
  6.60%, 10/1/2019..........................................................                          3,500,000     3,781,470
  6.05%, 4/1/2026...........................................................                          5,665,000     5,997,875
  6.40%, 4/1/2027...........................................................                          3,990,000     4,317,778
New York State Thruway Authority, Service Contract Revenue
  (Local Highway and Bridge):
    6%, 4/1/2012............................................................                          6,195,000     6,689,485
    6.25%, 4/1/2014.........................................................                          2,000,000     2,163,260
    5.75%, 4/1/2016.........................................................                          4,950,000     5,077,661
New York State Urban Development Corp., Correctional Facilities Revenue:
  5.375%, 1/1/2015..........................................................                          3,000,000     2,975,310
  Refunding 5.50%, 1/1/2014.................................................                          3,000,000     3,063,090
Niagara Frontier Transportation Authority, Airport Revenue
  (Greater Buffalo International Airport) 6.125%, 4/1/2014 (Insured; AMBAC).                          2,700,000     2,861,190
Onondaga County Industrial Development Agency, Sewer Facilities Revenue
  (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024.......................                          4,000,000     4,268,960
Port Authority of NewYork and New Jersey, Special Obligation Revenue
  (Special Project-JFK International Air Terminal) 5.75%, 12/1/2025 (Insured; MBIA)                   4,500,000     4,633,380
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
  7.55%, 6/1/2007...........................................................                          4,000,000     4,724,160
Triborough Bridge and Tunnel Authority, General Purpose Revenue, Refunding
  6.125%, 1/1/2021..........................................................                          3,000,000     3,400,980
Yonkers Industrial Development Agency, Civic Facilities Revenue (St. Joseph
Hospital)
  5.90%, 3/1/2008...........................................................                          3,900,000     3,891,537
United Nations Development Corp., Revenue, Refunding 5.50%, 7/1/2017........                          2,000,000     2,002,300
U.S. Related-4.6%
Puerto Rico Commonwealth, Refunding (Public Improvement):
  5.50%, 7/1/2011...........................................................                          2,000,000     2,096,460
  6%, 7/1/2026 (Prerefunded 7/1/2007).......................................                          5,000,000     5,593,900
Puerto Rico Electric Power Authority, Power Revenue
  5.929%, 7/1/2023 (Prerefunded 7/1/2002) (b)...............................                          2,000,000     2,148,580
Virgin Islands Public Finance Authority, Revenue, Refunding 5.50%, 10/1/2014                          4,000,000     4,000,000
                                                                                                                _____________
TOTAL MUNICIPAL INVESTMENTS (cost $283,257,514).............................                                     $301,302,175
                                                                                                                =============


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
FHA           Federal Housing Administration                     MBIA    Municipal Bond Investors Assurance
FSA           Financial Security Assurance                                    Insurance Corporation
GO            General Obligation                                 PCR      Pollution Control Revenue
IDR           Industrial Development Revenue                     SWDR    Solid Waste Disposal Revenue
Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                               20.2%
AA                                 Aa                             AA                                 9.3
A                                  A                              A                                 35.8
BBB                                Baa                            BBB                               27.6
BB                                 Ba                             BB                                 1.7
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      5.4
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======
Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d)  Securities which, while not rated by Fitch, Moody's or Standard &
         Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                          APRIL 30, 1998 (UNAUDITED)
                                                                                                     Cost           Value
                                                                                                  _____________ _____________
ASSETS:                          Investments in securities-See Statement of Investments           $283,257,514   $301,302,175
                                 Cash.......................................                                        9,227,029
                                 Interest receivable........................                                        4,306,332
                                 Receivable for investment securities sold..                                        3,208,492
                                 Prepaid expenses...........................                                           11,460
                                                                                                                _____________
                                                                                                                  318,055,488
                                                                                                                _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        197,975
                                 Due to Distributor.........................                                            5,444
                                 Payable for investment securities purchased                                        4,007,945
                                 Accrued expenses...........................                                           45,532
                                                                                                                _____________
                                                                                                                    4,256,896
                                                                                                                _____________
NET ASSETS..................................................................                                     $313,798,592
                                                                                                                =============
REPRESENTED BY:                  Paid-in capital............................                                     $293,798,970
                                 Accumulated net realized gain (loss) on investments                                1,954,961
                                 Accumulated net unrealized appreciation (depreciation)
                                       on investments-Note 4................                                       18,044,661
                                                                                                                _____________
NET ASSETS..................................................................                                     $313,798,592
                                                                                                                =============
SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                       15,583,279
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                           $20.14
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.



GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $8,763,356
EXPENSES:                        Management fee-Note 3(a)...................                      $   931,773
                                 Shareholder servicing costs-Note 3(b)......                          386,020
                                 Directors' fees and expenses-Note 3(c).....                           17,562
                                 Custodian fees.............................                           16,266
                                 Professional fees..........................                           14,650
                                 Prospectus and shareholders' reports-Note 3(b)                         7,463
                                 Registration fees..........................                            5,987
                                 Loan commitment fees-Note 2................                            1,559
                                 Miscellaneous..............................                            9,259
                                                                                                  ___________
                                     Total Expenses.........................                                        1,390,539
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                        7,372,817
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4:
                                 Net realized gain (loss) on investments....                       $1,948,400
                                 Net unrealized appreciation (depreciation) on investments           (232,352)
                                                                                                  ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,716,048
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $9,088,865
                                                                                                                  ===========
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Six Months Ended
                                                                                              April 30, 1998     Year Ended
                                                                                               (Unaudited)    October 31, 1997
                                                                                               _____________    _____________
OPERATIONS:
  Investment income-net...............................................                        $    7,372,817    $  15,209,729
  Net realized gain (loss) on investments.............................                             1,948,400        2,723,016
  Net unrealized appreciation (depreciation) on investments...........                              (232,352)       7,610,372
                                                                                               _____________    _____________
      Net Increase (Decrease) in Net Assets Resulting from Operations.                             9,088,865       25,543,117
                                                                                               _____________    _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                            (7,372,817)     (15,209,729)
  Net realized gain on investments....................................                            (2,714,067)      (1,872,173)
                                                                                               _____________    _____________
      Total Dividends.................................................                           (10,086,884)     (17,081,902)
                                                                                               _____________    _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................                            53,416,541      168,930,855
  Dividends reinvested................................................                             7,422,191       12,405,077
  Cost of shares redeemed.............................................                           (50,999,665)    (194,529,439)
                                                                                               _____________    _____________
      Increase (Decrease) in Net Assets from Capital Stock Transactions                            9,839,067      (13,193,507)
                                                                                               _____________    _____________
        Total Increase (Decrease) in Net Assets.......................                             8,841,048       (4,732,292)
NET ASSETS:
  Beginning of Period.................................................                           304,957,544      309,689,836
                                                                                               _____________    _____________
  End of Period.......................................................                          $313,798,592     $304,957,544
                                                                                               =============    =============
                                                                                                  Shares            Shares
                                                                                               _____________    _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                             2,629,642        8,559,560
  Shares issued for dividends reinvested..............................                               365,840          626,648
  Shares redeemed.....................................................                            (2,505,950)      (9,841,404)
                                                                                               _____________    _____________
      Net Increase (Decrease) in Shares Outstanding...................                               489,532         (655,196)
                                                                                               =============    =============
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                      April 30, 1998         Year Ended October 31,
                                                                     _________________________________________________
PER SHARE DATA:                                        (Unaudited)    1997      1996      1995       1994       1993
                                                        __________    ______    ______    ______     ______     ______
    Net asset value, beginning of period..                $20.20      $19.66    $19.90    $18.73     $21.53     $19.55
                                                          ______      ______    ______    ______     ______     ______
    Investment Operations:
    Investment income-net.................                  .48          .98       1.01     1.06       1.14       1.17
    Net realized and unrealized gain (loss)
      on investments......................                  .12          .66      (.10)     1.29      (2.49)      2.24
                                                          ______      ______    ______    ______     ______     ______
    Total from Investment Operations......                  .60        1.64        .91      2.35      (1.35)      3.41
                                                          ______      ______    ______    ______     ______     ______
    Distributions:
    Dividends from investment income-net..                  (.48)       (.98)    (1.01)    (1.06)     (1.15)     (1.16)
    Dividends from net realized gain on investments         (.18)       (.12)     (.14)     (.12)      (.30)      (.27)
                                                          ______      ______    ______    ______     ______     ______
    Total Distributions...................                  (.66)      (1.10)    (1.15)    (1.18)     (1.45)     (1.43)
                                                          ______      ______    ______    ______     ______     ______
    Net asset value, end of period........                $20.14      $20.20    $19.66    $19.90     $18.73     $21.53
                                                          ======      ======    ======    ======     ======     ======
TOTAL INVESTMENT RETURN...................                  5.99%(1)    8.63%     4.68%    12.98%     (6.59%)    18.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .90%(1)     .91%      .91%      .86%       .76%       .69%
    Ratio of net investment income
      to average net assets...............                  4.75%(1)    4.98%     5.12%     5.51%      5.62%      5.64%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    --          --        --       .04%       .12%       .22%
    Portfolio Turnover Rate...............                 21.67%(2)   66.32%    80.30%    65.91%     24.56%     23.46%
    Net assets, end of period (000's Omitted)           $313,799    $304,958  $309,690  $322,636   $307,996   $414,136
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-Significant Accounting Policies:
    General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

General New York Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 2-Bank Line of Credit:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.
NOTE 3-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 1998, there was no expense reimbursement pursuant to the Agreement.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1998, the Fund was charged $311,801 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $52,110 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended April 30, 1998, redemption fees amounted to $4,561.

General New York Municipal Bond Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)
NOTE 4-Securities Transactions:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $66,553,777 and $72,800,436, respectively.
    At April 30, 1998, accumulated net unrealized appreciation on investments was $18,044,661, consisting of $18,538,177 gross unrealized appreciation and $493,516 gross unrealized depreciation.
    At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
GENERAL NEW YORK
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            949SA984
Registration Mark
[Dreyfus logo]
General New York
Municipal Bond
Fund, Inc.
Semi-Annual
Report
April 30, 1998